QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002

SMURFIT-STONE CONTAINER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 North Michigan Avenue
	Chicago, Illinois	60601
	(Address of principal executive offices)	(Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

                                                               N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

        On January 29, 2002, Smurfit-Stone Container Corporation issued a press release reporting its earnings for the fourth quarter of 2001 and the full year 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  (a)
  None.

  (b)
  None.

  (c)
  Exhibits:

  99.1
  Press Release dated January 29, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION
Dated: January 31, 2002	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 29, 2002.

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index